Putnam VT Large Cap Growth Fund
The fund's portfolio
3/31/25 (Unaudited)

COMMON STOCKS (98.4%)(a)
	Shares	Value
Aerospace and defense (1.7%)
General Electric Co.	37,406	$7,486,811
TransDigm Group, Inc.	8,439	11,673,584

		19,160,395
Automobiles (2.4%)
Tesla, Inc.(NON)	102,885	26,663,677

		26,663,677
Broadline retail (8.7%)
Amazon.com, Inc.(NON)	503,122	95,723,992

		95,723,992
Building products (1.2%)
Trane Technologies PLC	38,094	12,834,630

		12,834,630
Capital markets (1.5%)
Nasdaq, Inc.	124,282	9,428,033
S&P Global, Inc.	14,057	7,142,362

		16,570,395
Chemicals (0.9%)
Sherwin-Williams Co. (The)	28,605	9,988,580

		9,988,580
Commercial services and supplies (1.8%)
Copart, Inc.(NON)	182,598	10,333,221
Waste Connections, Inc.	46,638	9,103,271

		19,436,492
Consumer staples distribution and retail (0.4%)
Costco Wholesale Corp.	4,542	4,295,733

		4,295,733
Entertainment (4.3%)
Live Nation Entertainment, Inc.(NON)	57,062	7,451,156
Netflix, Inc.(NON)	29,026	27,067,616
Spotify Technology SA (Sweden)(NON)	22,086	12,147,963

		46,666,735
Financial services (6.8%)
Mastercard, Inc. Class A	76,571	41,970,097
Visa, Inc. Class A	92,165	32,300,146

		74,270,243
Food products (0.5%)
McCormick & Co., Inc. (non-voting shares)	65,367	5,380,358

		5,380,358
Ground transportation (1.0%)
Canadian Pacific Kansas City, Ltd. (Canada)	153,563	10,781,658

		10,781,658
Health care equipment and supplies (2.9%)
Boston Scientific Corp.(NON)	109,839	11,080,558
IDEXX Laboratories, Inc.(NON)	11,548	4,849,583
Intuitive Surgical, Inc.(NON)	32,878	16,283,487

		32,213,628
Hotels, restaurants, and leisure (4.8%)
Chipotle Mexican Grill, Inc.(NON)	243,130	12,207,557
DoorDash, Inc. Class A(NON)	64,742	11,832,895
DraftKings, Inc. Class A(NON)	213,746	7,098,505
Hilton Worldwide Holdings, Inc.	38,012	8,649,631
Starbucks Corp.	133,815	13,125,913

		52,914,501
Insurance (1.3%)
Progressive Corp. (The)	51,810	14,662,748

		14,662,748
Interactive media and services (8.6%)
Alphabet, Inc. Class C	315,557	49,299,470
Meta Platforms, Inc. Class A	79,084	45,580,854

		94,880,324
IT Services (1.3%)
Accenture PLC Class A	23,949	7,473,046
Shopify, Inc. Class A (Canada)(NON)	66,729	6,364,946

		13,837,992
Life sciences tools and services (0.9%)
Lonza Group AG (Switzerland)	15,166	9,369,095

		9,369,095
Pharmaceuticals (3.2%)
Eli Lilly and Co.	42,012	34,698,131

		34,698,131
Real estate management and development (1.4%)
CBRE Group, Inc. Class A(NON)	88,623	11,590,116
CoStar Group, Inc.(NON)	41,185	3,263,088

		14,853,204
Semiconductors and semiconductor equipment (14.1%)
Analog Devices, Inc.	32,355	6,525,033
Broadcom, Inc.	264,880	44,348,858
NVIDIA Corp.	954,053	103,400,264

		154,274,155
Software (16.8%)
AppLovin Corp. Class A(NON)	9,863	2,613,399
Cadence Design Systems, Inc.(NON)	69,350	17,637,786
HubSpot, Inc.(NON)	11,406	6,516,134
Microsoft Corp.	285,194	107,058,972
Oracle Corp.	105,007	14,681,029
Salesforce, Inc.	88,146	23,654,861
ServiceNow, Inc.(NON)	17,209	13,700,773

		185,862,954
Specialized REITs (1.0%)
American Tower Corp.(R)	51,901	11,293,658

		11,293,658
Technology hardware, storage, and peripherals (10.9%)
Apple, Inc.	538,086	119,525,043

		119,525,043

Total common stocks (cost $442,040,342)		$1,080,158,321

PURCHASED OPTIONS OUTSTANDING (—%)(a)
Counterparty	Expiration date/strike price	Notional amount	Contract amount	Value
JPMorgan Chase Bank N.A.
SPDR S&P 500 ETF Trust (Call)	Jun-25/$665.00	$148,903,465	$266,189	$31,832

Total purchased options outstanding (cost $1,102,022)				$31,832

SHORT-TERM INVESTMENTS (1.8%)(a)
	Shares	Value
Putnam Short Term Investment Fund Class P 4.53%(AFF)	20,009,383	$20,009,383

Total short-term investments (cost $20,009,383)		$20,009,383
TOTAL INVESTMENTS

Total investments (cost $463,151,747)		$1,100,199,536

WRITTEN OPTIONS OUTSTANDING at 3/31/25 (premiums $742,667) (Unaudited)
Counterparty	Expiration date/strike price	Notional amount	Contract amount	Value
JPMorgan Chase Bank N.A.
SPDR S&P 500 ETF Trust (Call)	Jun-25/$675.00	$148,903,465	$266,189	$20,932

Total				$20,932

Key to holding's abbreviations
ETF	Exchange Traded Fund
SPDR	S&P Depository Receipts
Notes to the fund's portfolio
Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from January 1, 2025 through March 31, 2025 (the reporting period). Within the following notes to the portfolio, references to "Putnam Management" represent Putnam Investment Management, LLC, the fund's investment manager, an indirect wholly-owned subsidiary of Franklin Resources, Inc., references to "ASC 820" represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to "OTC", if any, represent over-the-counter.
Putnam VT Large Cap Growth Fund (the fund) is a non-diversified series of Putnam Variable Trust (the Trust), a Massachusetts business trust registered under the 1940 Act as an open-end management investment company.

The fund follows the accounting and reporting guidance in Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946) and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP), including, but not limited to, ASC 946.
(a)	Percentages indicated are based on net assets of $1,098,012,511.
(NON)	This security is non-income-producing.
(AFF)	Affiliated company. For investments in Putnam Short Term Investment Fund, the rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period. Transactions during the period with any company which is under common ownership or control were as follows:
	Name of affiliate	Fair value as of 12/31/24	Purchase cost	Sale proceeds	Investment income	Shares outstanding and fair value as of 3/31/25
Short-term investments
	Putnam Short Term Investment Fund Class P‡	$12,377,369	$76,517,287	$68,885,273	$182,794	$20,009,383

	Total Short-term investments	$12,377,369	$76,517,287	$68,885,273	$182,794	$20,009,383
‡ Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.
(R)	Real Estate Investment Trust.
Security valuation: Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees (Trustees). The Trustees have formed a Pricing Committee to oversee the implementation of these procedures. Under compliance policies and procedures approved by the Trustees, the Trustees have designated the fund’s investment manager as the valuation designee and has responsibility for oversight of valuation. The investment manager is assisted by the fund’s administrator in performing this responsibility, including leading the cross-functional Valuation Committee (VC). The VC is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Trustees.
Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under ASC 820. If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at the average of the last reported bid and ask prices, the“mid price”, and is generally categorized as a Level 2 security.
Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.
Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Reliable prices are not readily available for equity securities in these circumstances, where the value of a security has been affected by events after the close of the exchange or market on which the security is principally traded, but before the fund calculates its net asset value. To address this, the fund will fair value these securities as determined in accordance with procedures approved by the Trustees. This includes using an independent third-party pricing service to adjust the value of such securities to the latest indications of fair value at 4:00 p.m. (Eastern Time). These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less are valued using an independent pricing service approved by the Trustees, and are classified as Level 2 securities.
To the extent a pricing service or dealer is unable to value a security or provides a valuation that the fund’s investment manager does not believe accurately reflects the security's fair value, the security will be valued at fair value by the fund’s investment manager, which has been designated as valuation designee pursuant to Rule 2a-5 under the Investment Company Act of 1940, in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.
Master agreements: The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $44,226 at the close of the reporting period.
Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.
With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.
At the close of the reporting period, the fund did not have a net liability position on open derivative contracts subject to the Master Agreements.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund's investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund's net assets as of the close of the reporting period:
	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Communication services	$141,547,059	$—	$—
Consumer discretionary	175,302,170	—	—
Consumer staples	9,676,091	—	—
Financials	105,503,386	—	—
Health care	66,911,759	9,369,095	—
Industrials	62,213,175	—	—
Information technology	473,500,144	—	—
Materials	9,988,580	—	—
Real estate	26,146,862	—	—

Total common stocks	1,070,789,226	9,369,095	—
Purchased options outstanding	—	31,832	—
Short-term investments	—	20,009,383	—

Totals by level	$1,070,789,226	$29,410,310	$—
	Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3
Written options outstanding	$—	$(20,932)	$—

Totals by level	$—	$(20,932)	$—
* Common stock classifications are presented at the sector level, which may differ from the fund's portfolio presentation.

For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnam.com